EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly  Report of Lanbo  Financial  Group,
Inc. on Form 10-QSB for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Pingji Lu, Chairman of the Board and Chief Executive Officer of Lanbo Financial Group, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

Dated:  August 15, 2005                              /s/ Pingji Lu
                                                     ---------------------------
                                                     Pingji Lu
                                                     Chairman of the Board and
                                                     Chief Executive Officer



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